Exhibit 10.26

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “First Amendment”) is made and entered effective as of August 25, 2015 (the “Effective Date”), by and among AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company (“Purchaser”) and COVE DEVELOPMENT, LLC, a Kentucky limited liability company, formerly known as ARCADIAN COVE, LLC, (the “Owner”) and ARCADIAN ASSISTED LIVING, LLC, a Kentucky limited liability company (“Operator,” and Owner and Operator are collectively referred to as the “Seller”)).
WHEREAS, Seller and Purchaser entered into that certain Asset Purchase Agreement dated July 6, 2015 (the “Agreement”), and Seller and Purchaser desire to further amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.
Recitals and Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. All capitalized terms used herein and not expressly defined shall have the meaning given to them in the Agreement.

2.	Schedules to the Agreement. For the avoidance of Doubt, the Schedules to the Agreement as of the Effective Date are attached hereto as Exhibit A.

3.	Agreement Remains In Effect. The Agreement, as previously amended and modified by this First Amendment, is hereby ratified and affirmed as binding and in full force and effect.

4.
Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original. This First Amendment may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Asset Purchase Agreement as of the date first above written.

SELLER:

COVE DEVELOPMENT, LLC,	ARCADIAN ASSISTED LIVING, LLC,
a Kentucky limited liability company	a Kentucky limited liability company

By: /s/ Jackie Sielaff	By: /s/ Jackie Sielaff
Name: Jackie Sielaff	Name: Jackie Sielaff
Title: Member	Title: Member

PURCHASER:

AMERICAN REALTY CAPITAL VII, LLC, a
Delaware limited liability company

By:AR CAPITAL, LLC, a Delaware limited liability company limited

By: /s/ William M. Kahane
Name: William M. Kahane
Title: Manager

[signature page to First Amendment to Asset Purchase Agreement]

EXHIBIT A

Separately attached.

[signature page to First Amendment to Asset Purchase Agreement]